SUPPLEMENT DATED MAY 14, 2025
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective at the opening of business on June 2, 2025, the names of the following investment options will be changed:

Current Name	New Name
Wanger Acorn	Columbia Variable Portfolio - Acorn Fund
Wanger International	Columbia Variable Portfolio - Acorn International Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.